UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2014 (December 19, 2013)

STONEGATE MORTGAGE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	001-36116	34-1194858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9190 Priority Way West Drive, Suite 300

Indianapolis, Indiana

(Address of principal executive offices)

Registrant’s telephone number, including area code: (317) 663-5100

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 19, 2013, Stonegate Mortgage Corporation (“Stonegate”) completed its previously announced acquisition of all the outstanding capital stock of Crossline Capital, Inc., a California corporation (“Crossline”), pursuant to a Stock Purchase Agreement dated as of November 13, 2013 (the “Agreement”) by and among Crossline, Stonegate, and Timothy R. Elkins, the sole shareholder of Crossline (the “Seller”). Upon completion of the acquisition (the “Acquisition”), Crossline became a wholly-owned subsidiary of Stonegate. Information relating to the Acquisition was previously included in Stonegate’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on November 19, 2013. The completion of the Acquisition was previously reported in Stonegate’s Current Report on Form 8-K (the “Initial 8-K”), filed with the SEC on December 24, 2013.

This Amendment No. 1 on Form 8-K/A amends the Initial 8-K to include the financial information referred to in Item 9.01(a) and (b), below, relating to the acquisition of Crossline and to provide the consent of the independent accountants. Pursuant to the instructions to Item 9.01 of Form 8-K, Stonegate hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial statements and pro forma financial information and to provide the consent of the independent accountants. The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 2.01 Completion of Acquisition of Assets

As previously reported, pursuant to the terms of the Agreement, on December 19, 2013 Stonegate acquired all of the outstanding capital stock of Crossline for a cash purchase price equal to 1.3 times the book value of Crossline as of the closing date, consisting of (i) a cash payment at closing of $8,891,468; plus (ii) certain contingent payments to be made upon the signing of letters of intent by Crossline with companies satisfying the geographic and other requirements specified in the Agreement that provide for those companies’ licensed mortgage loan originators to become Stonegate employees; plus (iii) an earnout payment applicable during the two-year period following the closing, as described below. At the closing, $500,000 was held back to cover the Seller’s indemnification obligations under the Agreement. To the extent Stonegate’s claims for indemnification do not exceed this amount, the holdback will be released to Seller over the three-year period subsequent to the closing.

As referenced above, Stonegate has agreed to make certain earnout payments to the Seller during the two-year period following the closing if Crossline achieves the retail loan origination goals set forth in the Agreement. The earnout payments, if any, will be made on each quarterly anniversary of the closing date.

Stonegate, Crossline, and the Seller have made customary representations, warranties, and covenants in the Agreement. A copy of the Agreement is attached as Exhibit 2.1 to Stonegate’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2013. The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

a)	Financial Statements of Businesses Acquired.

(i) Audited balance sheet of Crossline at December 31, 2012 and the statement of operations, statement of stockholders’ equity and statement of cash flows for year ended December 31, 2012 is attached as Exhibit 99.1.

(ii) Unaudited balance sheets of Crossline at September 30, 2013 and September 30, 2012 and the statements of operations, statements of stockholders’ equity and statements of cash flows for each of the nine months in the periods ended September 30, 2013 and September 30, 2012, respectively, are attached as Exhibit 99.2.

b)	Pro Forma Financial Information.

Unaudited combined pro forma statement of operations for the year ended December 31, 2012, unaudited combined pro forma statement of operations for the nine months ended September 30, 2013, and a pro forma combined balance sheet for the nine months ended September 30, 2013 are attached as Exhibit 99.3.

c)	Not applicable

d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited balance sheet of Crossline at December 31, 2012 and the statement of operations, statement of stockholders’ equity and statement of cash flows for year ended December 31, 2012.

99.2	Unaudited balance sheets of Crossline at September 30, 2013 and September 30, 2012 and the statements of operations, statements of stockholders’ equity and statements of cash flows for each of the nine months in the period ended September 30, 2013 and September 30, 2012, respectively.

99.3	Unaudited combined pro forma statement of operations for the year ended December 31, 2012, unaudited combined pro forma statement of operations for the nine months ended September 30, 2013, and a pro forma combined balance sheet for the nine months ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONEGATE MORTGAGE CORPORATION (Registrant)

Date: March 5, 2014	By:	/s/ John Macke
John Macke
Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited balance sheet of Crossline at December 31, 2012 and the statement of operations, statement of stockholders’ equity and statement of cash flows for year ended December 31, 2012.

99.2	Unaudited balance sheets of Crossline at September 30, 2013 and September 30, 2012 and the statements of operations, statements of stockholders’ equity and statements of cash flows for each of the nine months in the period ended September 30, 2013 and September 30, 2012, respectively.

99.3	Unaudited combined pro forma statement of operations for the year ended December 31, 2012, unaudited combined pro forma statement of operations for the nine months ended September 30, 2013, and a pro forma combined balance sheet for the nine months ended September 30, 2013.